AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS

SUPPLEMENT DATED NOVEMBER 13, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding AXA Equitable Life Insurance Company (“AXA Equitable”) investment personnel managing each AXA Allocation Portfolio of the Trust.

Effective November 13, 2008, information following the second paragraph in the section of the Prospectus entitled “The Manager” for each AXA Allocation Portfolio is hereby deleted and replaced in its entirety with the following:

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the AXA Allocation Portfolios. Xavier Poutas assists the lead portfolio manager with day-to-day management of each AXA Allocation Portfolio but does not have primary responsibility for management of the AXA Allocation Portfolios.

Members of AXA FMG Committee	Business Experience

Kenneth T. Kozlowski, CFP®, CHFC, CLU	Mr. Kozlowski has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds since 2003 and for each AXA Allocation Portfolio since 2003. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust since December 2002.

Xavier Poutas, CFA®	Mr. Poutas joined AXA FMG in November 2004 as Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolios.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the AXA Allocation Portfolios is available in the Trust’s SAI.

A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2007.